Acquisitions and Dispositions	12 Months Ended
Dec. 31, 2011
ACQUISITIONS AND DISPOSITIONS

23. ACQUISITIONS AND DISPOSITIONS

Acquisitions

DPL— On November 28, 2011, AES completed its acquisition of 100% of the common stock of DPL for approximately $3.5 billion, pursuant to the terms and conditions of a definitive agreement (the “Merger Agreement”) dated April 19, 2011. DPL serves over 500,000 customers, primarily West Central Ohio, through its operating subsidiaries DP&L and DPL Energy Resources (“DPLER”). Additionally, DPL operates over 3,800 MW of power generation facilities and provides competitive retail energy services to residential, commercial, industrial and governmental customers. The Acquisition strengthens the Company's U.S. utility operations by expanding in the Midwest and PJM, a regional transmission organization serving several eastern states as part of the Eastern Interconnection. The Company expects to benefit from the regional scale provided by Indianapolis Power & Light Company, its nearby integrated utility business in Indiana. AES funded the aggregate purchase consideration through a combination of the following:

  the proceeds from a $1.05 billion term loan obtained in May 2011;
  the proceeds from a private offering of $1.0 billion notes in June 2011;
  temporary borrowings of $251 million under its revolving credit facility; and
  the proceeds from private offerings of $450 million aggregate principal amount of 6.50% senior notes due 2016 and $800 million aggregate principal amount of 7.25% senior notes due 2021 (collectively, the "Notes") in October 2011 by Dolphin Subsidiary II, Inc. (“Dolphin II”), a wholly-owned special purpose indirect subsidiary of AES, which was merged into DPL upon the completion of acquisition.

The fair value of the consideration paid for DPL was as follows (in millions):

Agreed enterprise value	$4,719
Less: fair value of assumed long-term debt outstanding, net	(1,255)
Cash consideration paid to DPL's common stockholders	3,464
Add: cash paid for outstanding stock-based awards	19
Total cash consideration paid	$3,483

The preliminary allocation of the purchase price to the fair value of assets acquired and liabilities assumed is as follows (in millions):

Cash	$116
Accounts receivable	278
Inventory	124
Other current assets	41
Property, plant and equipment	2,549
Intangible assets subject to amortization	166
Intangible assets - indefinite-lived	5
Regulatory assets	201
Other noncurrent assets	58
Current liabilities	(401)
Non-recourse debt	(1,255)
Deferred taxes	(558)
Regulatory liabilities	(117)
Other noncurrent liabilities	(195)
Redeemable preferred stock	(18)
Net identifiable assets acquired	994
Goodwill	2,489
Net assets acquired	$3,483

At December 31, 2011, the assets acquired and liabilities assumed in the acquisition were recorded at provisional amounts based on the preliminary purchase price allocation. The Company is in the process of obtaining additional information to identify and measure all assets acquired and liabilities assumed in the acquisition within the measurement period, which could be up to one year from the date of acquisition. Such provisional amounts will be retrospectively adjusted to reflect any new information about facts and circumstances that existed at the acquisition date that, if known, would have affected the measurement of these amounts. Additionally, key input assumptions and their sensitivity to the valuation of assets acquired and liabilities assumed are currently being reviewed by management. It is likely that the value of the generation business related property, plant and equipment, the intangible asset related to the Electric Security Plan with its regulated customers and long-term coal contracts, the 4.9% equity ownership interest in the Ohio Valley Electric Corporation, and deferred taxes could change as the valuation process is finalized. DPLER, DPL's wholly-owned Competitive Retail Electric Service (“CRES”) provider, will also likely have changes in its initial purchase price allocation for the valuation of its intangible assets for the trade name, and customer relationships and contracts.

As noted in the table above, the preliminary purchase price allocation has resulted in the recognition of $ 2.5 billion of goodwill. Factors primarily contributing to a price in excess of the fair value of the net tangible and intangible assets include, but are not limited to: the ability to expand the U.S. utility platform in the Mid-West market, the ability to capitalize on utility management experience gained from IPL, enhanced ability to negotiate with suppliers of fuel and energy, the ability to capture value associated with AES' U.S. tax position, a well-positioned generating fleet, the ability of DPL to leverage its assembled workforce to take advantage of growth opportunities, etc. Our ability to realize the benefit of DPL's goodwill depends on the realization of expected benefits resulting from a successful integration of DPL into AES' existing operations and our ability to respond to the changes in the Ohio utility market. For example, utilities in Ohio continue to face downward pressure on operating margins due to the evolving regulatory environment, which is moving towards a market-based competitive pricing mechanism. At the same time, the declining energy prices are also reducing operating margins across the utility industry. These competitive forces could adversely impact the future operating performance of DPL and may result in impairment of its goodwill. Goodwill resulting from the acquisition has been assigned to two reporting units identified within DPL (i.e., DP&L, the regulated utility component and DPLER, the competitive retail component). However, the majority of the goodwill has been assigned to DP&L. DPL has been included in the North America Utility segment, which is primarily expected to benefit from the acquisition.

Actual DPL revenue and net income attributable to The AES Corporation included in AES' Consolidated Statement of Operations for the year ended December 31, 2011, and AES' unaudited pro forma 2011 and 2010 revenue and net income attributable to AES, including DPL, as if the acquisition had occurred January 1, 2010, are as follows:

		Net Income (Loss)
		Attributable to The
	Revenue	AES Corporation

	(in millions)
Actual from November 28, 2011 - December 31, 2011	$154	$(6)
Pro forma for 2011 (unaudited)	$18,945	$116
Pro forma for 2010 (unaudited)	$17,659	$101

The pro forma financial information has been presented for illustrative purposes only and is not necessarily indicative of the results of operations that would have been achieved had the acquisition been completed on the dates indicated, or the future consolidated results of operations of AES.

Net income attributable to The AES Corporation in the table above has been reduced by the net of tax impact of pro forma adjustments of $92 million and $198 million for the years ended December 31, 2011 and 2010, respectively. These pro forma adjustments primarily include: the amortization of fair value adjustment of DPL's generation plant and equipment and intangible assets subject to amortization; interest expense on additional borrowings made to finance the acquisition; third-party acquisition-related costs (primarily investment banking, advisory, accounting and legal fees); and a reversal of bridge financing costs incurred in connection with the acquisition.

Ballylumford―In the second quarter of 2011, the Company finalized the purchase price allocation related to the acquisition of Ballylumford. There were no significant adjustments made to the preliminary purchase price allocation recorded in the third quarter of 2010 when the acquisition was completed.

Dispositions

Cartagena― On February 9, 2012, a subsidiary of the Company completed the sale of 80% of its interest in the wholly-owned holding company of AES Energia Cartagena S.R.L. (“AES Cartagena”), a 1,199 MW gas-fired generation business in Spain. AES owned approximately 71% of AES Cartagena through this holding company structure. Net proceeds from the sale were approximately €172 million ($229 million). Under the terms of the sale agreement, Electrabel International Holdings B.V., the buyer (a subsidiary of GDF SUEZ S.A. or “GDFS”), has an option to purchase AES' remaining 20% interest in the holding company for a fixed price of €28 million ($36 million) during a five month period beginning 13 months from February 9, 2012. Concurrent with the sale, GDFS settled the outstanding arbitration between the parties regarding certain emissions costs and other taxes that AES Cartagena sought to recover from GDFS as energy manager under the existing commercial arrangements. GDFS agreed to pay €71 million ($92 million) to AES Cartagena for such costs incurred by AES Cartagena for 2008—2010 period and for 2011 through the date of sale close, of which €28 million ($38 million) was paid at closing. See Item 3—Legal Proceedings of this Form 8-K for further information. Due to the Company's expected continuing ownership interest extending beyond one year from the completion of the sale of its 80% interest, prior period operating results of AES Cartagena have not been reclassified as discontinued operations.

Ekibastuz and Maikuben― In 2009, the Company recognized $80 million performance incentive bonus as “Other income” and $98.5 million upon termination of a management agreement as “Gain on sale of investments.” These amounts related to the sale of two wholly-owned subsidiaries in Kazakhstan: Ekibastuz, a coal-fired generation plant, and Maikuben, a coal mine, which the Company had previously completed in 2008. Due to the Company's continuing involvement in the operations of these businesses extending beyond one year, their prior period operating results were not reclassified as discontinued operations. Excluding the amounts mentioned above, Ekibastuz and Maikuben generated no revenue or net income in 2011, 2010 and 2009.